GPS FUNDS I
GuideMarkSM Large Cap Growth Fund
GuideMarkSM Large Cap Value Fund
GuideMarkSM Small/Mid Cap Core Fund
GuideMarkSM World ex-US Fund
GuideMarkSM Opportunistic Equity Fund
GuideMarkSM Core Fixed Income Fund
GuideMarkSM Tax-Exempt Fixed Income Fund
(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE PROSPECTUS
DATED JULY  31, 2013

The date of this Supplement is September 3, 2013

The previously disclosed change in control of the advisor, Genworth Financial Wealth Management, Inc. (“GFWM”), has occurred.  As a result, GFWM is now owned by Acquiline Capital Partners LLC and Genstar Capital, LLC.

The Board of Trustees of GPS Funds I has approved a new investment advisory agreement and, as applicable, new sub-advisory agreement(s) for each Fund (the “New Agreements”).  The Funds also obtained all requisite shareholder approvals for the New Agreements. The expense limitation agreements that were already in place have been extended until July 31, 2015.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE